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8-24-98

                  WRITTEN ACTION OF THE 16B-3 SUBCOMMITTEE OFTHE
                               PERSONNEL COMMITTEE OF
                             TCF FINANCIAL CORPORATION
                              AND PLAN AMENDMENT FOR
                           APPROVAL BY BOARD OF DIRECTORS

Re: Require All distributions to be in the Form of TCF Stock

                            AMENDMENT TO DIRECTORS PLAN

     FURTHER RESOLVED, that effective as of September 30, 1998, the TCF Directors Deferred Compensation Plan is amended to require all distributions to be in the form of common stock of TCF Financial ("TCF Stock").

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